Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-223771) pertaining to the 2007 Stock Option and Grant Plan, as amended, the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director, and Consultant Equity Incentive Plan,

(2) Registration Statement (Form S-8 No. 333-231373) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(3) Registration Statement (Form S-8 No. 333-240420) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(4) Registration Statement (Form S-8 No. 333-256032) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(5) Registration Statement (Form S-8 No. 333-264836) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(6) Registration Statement (Form S-8 No. 333-270295) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(7) Registration Statement (Form S-8 No. 333-277643) pertaining to the 2017 Employee Stock Purchase Plan, and 2017 Employee, Director and Consultant Equity Incentive Plan,

(8) Registration Statement (Form S-8 No. 333-285924) pertaining to the 2017 Employee Stock Purchase Plan, and
2017 Employee, Director and Consultant Equity Incentive Plan,

(9) Registration Statement (Form S-8 No. 333-288648) pertaining to the Akoya Biosciences, Inc. 2021 Equity Incentive Plan, and Quanterix Corporation Restricted Stock Unit Inducement Awards,

(10) Post-effective Amendment No. 3 on Form S-8 to Form S-4 Registration Statement (Form S-8 POS No. 333-284932) pertaining to the Akoya Biosciences, Inc. 2021 Equity Incentive Plan, and Akoya Biosciences, Inc. 2015 Equity Incentive Plan,

(11) Registration Statement (Form S-8 No. 333-292362) pertaining to the 2025 Inducement Plan, and

(12) Registration Statement (Form S-8 No. 333-292759) pertaining to the Amended and Restated 2025 Inducement Plan;

of our report dated March 17, 2025, with respect to the consolidated financial statements of Quanterix Corporation included in this Annual Report (Form 10-K) of Quanterix Corporation for the year ended December 31, 2024.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 2, 2026